SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 9, 2006
                                ----------------
                        (Date of earliest event reported)

                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      000 - 26099                                      94-3327828
      -----------                                      ----------
(Commission File Number)                      (IRS  Employer Identification No.)


                  111 West Pine Street, Lodi, California 95240
                  --------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (209) 367-2300
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item  2.02  Results of Operations and Financial Condition
            ---------------------------------------------

     On February 9, 2006, Farmers & Merchants Bancorp issued a press release concerning financial results for the fourth quarter and year end 2005, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.


Item  9.01  Financial Statements and Exhibits
            ---------------------------------

(c)  Exhibits:

     99.1 Press release concerning financial results for the fourth quarter and year end 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FARMERS & MERCHANTS BANCORP



                                             By    /s/ Stephen W. Haley

                                                   Stephen W. Haley
                                                   Executive Vice President
                                                   & Chief Financial Officer


Date: February 9, 2006